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                                                                   EXHIBIT 10.32

                                COMMERCIAL LEASE

     SUITABLE FOR SHOPS, SHOP DWELLINGS, SMALL OFFICE BUILDINGS AND FACTORIES WHERE THE TERM OF LEASE (INCLUDING THE PERIOD OF ANY OPTION) DOES NOT EXCEED THREE YEARS.

                PUBLISHED BY THE REAL ESTATE INSTITUTE OF N.S.W.

     THIS LEASE, is made in duplicate on the EIGHTH day of AUGUST 1994 at SYDNEY in the State PARTIES

                    THIS LEASE is made in duplicate on the EIGHTH day of AUGUST, 1994 at SYDNEY in the State of New South Wales.

PARTIES             BETWEEN  P W SECURITIES PTY LTD ACN 001 994 252   LANDLORD,
                    REGISTERED OFFICE: C/- HORWATH & HORWATH CHARTERED
                    ACCOUNTANTS
                    (Name and address)
                                        307 PITT STREET,
                                        SYDNEY, NSW 2000

                    whose agent is
                             RAINE & HORNE INTERNATIONAL PTY LTD       AGENT
                             (Name and business address)
                                        55 HARRINGTON STREET
                                        SYDNEY NSW 2000
                    AND      SEGA OZISOFT PTY LTD  ACN 056 032 476     TENANT
                             (Name and business address)
                                        200 COWARD STREET
                                        MASCOT NSW 2020                GUARANTOR

PREMISES                               (name and address)
                    The landlord leases the premises known as FLOOR 1, SUITE 6
                                202 JERSEY ROAD, WOOLLAHRA NSW 2025
                    including all fixtures listed in the inventory which is signed by all parties and attached as part of this lease.

USE                 The premises shall be used only as COMMERCIAL OFFICES.

RENT The rent shall be FIFTEEN THOUSAND SIX HUNDRED DOLLARS $15,600.00 per ANNUM commencing on the FIRST day of SEPTEMBER, 1994 BY WAY OF TWELVE (12) EQUAL MONTHLY INSTALLMENTS OF $1,300 and payable in advance by the tenant on the FIRST day of every MONTH to the agent at his above address or at any other reasonable place as he notifies in writing.

TERM The term of the lease shall be ONE (1) YEAR commencing on the FIRST day of SEPTEMBER, 1994, and ending on the THIRTY-FIRST day of AUGUST, 1995.

OPTION Subject to Condition 32 of this lease the landlord offers a renewal of this lease for a further term of TWO (2) TERMS OF ONE (1) year.

HOLDING OVER        Unless either party gives the other written notice at least one month before the end of the term that vacant possession shall be given on that day, the lease shall continue as a periodic lease from month to month at the same rent or at a rent which both parties agree to.

INCREASES           The tenant's percentage of increases in rates, taxes and
                    insurance premiums to be paid in accordance with Condition
                    17 is 11.66%.


BASE YEARS          Municipal Rates:                    1993
                    Water and Sewerage Rates:           1993   /1994
                    Land Tax:                           1993
                    Building Replacement Insurance:     1993
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INSURANCE           The amount of cover for public liability referred to in
                    Condition 4(b) is $5,000,000 (FIVE MILLION DOLLARS).

CONDITIONS          The parties agree to the conditions set out above and on the following pages and also to those conditions implied by
                    Section 84 and 85 of the Conveyancing Act, 1919, which are not expressly negatived or modified by this lease.

                                              NOTE

                    It is advisable for the tenant to insure his own property and insure against his liability for public risk as the occupier.



                    THE LANDLORD AGREES


Possession          1.  To give possession of the premises to the tenant on the day on which the term of the lease commences.

Condition of        2.  To ensure that the premises are in a reasonably fit
Premises                condition for use at the commencement of the lease.

Security            3.  [Deleted]

Insurance           4.  (a)  To insure the premises against damage arising from fire, lightning and explosion and other hazards
                             (including earthquake, storm and tempest, water damage, explosion, impact, aircraft, riots/civil commotions and malicious damage).
                        (b)  To insure for public liability covering all sums
                             which he shall become legally liable to pay as owner and landlord for a minimum amount as noted on the front page of this lease.



Use of Premises     5.  To allow the tenant to use and occupy the premises
Rates and Taxes         without unreasonable interference by the landlord or his
                        agent.

                    6. To pay council, water and sewerage rates and land tax promptly.

                    7. To provide the tenant with a stamped copy of the lease signed by both parties as soon as practicable.

Lease Copy          8.  To issue rent receipts showing the tenant's name, the
Receipts                address of the premises, the amount received, the date
                        of payment and the period for which the payment was made.

                    THE TENANT AGREES

Rent                9.  To pay the rent promptly and in advance.

Consents for Use    10. To obtain at his own expense all necessary consents that may be required from municipal or shire or other authorities to carry on his proposed business at the premises (being the use for which the premises are leased).

Charges             11. To pay all charges for gas, electricity and telephone
                        and any excess water, garbage or sanitary charges, relating to the tenant's use of the premises.

Care of Premises    12. To take care of the premises and to keep them in a clean condition, and in particular:

                        (a) To make no alterations or additions to the premises,
                            including the erection of any sign or antenna, without the written consent of the landlord.
                        (b) To do no decorating that involves marking, defacing
                            or painting any part of the premises, without the written consent of the landlord.
                        (c) To put nothing down any sink, toilet or drain likely
                            to cause obstruction or damage.
                        (d) To keep no animals or birds on the premises, without
                            the written consent of the landlord.
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                        (e) To ensure that rubbish is not accumulated on the
                            premises and to cause all trade refuse to be removed regularly in a manner acceptable to the landlord.
                        (f) To ensure that nothing is done that might prejudice
                            any insurance which the landlord has in relation to the premises.
                        (g) To notify the landlord promptly of any loss, damage
                            or defect in the premises.
                        (h) To notify the landlord promptly of any infectious
                            disease, or the presence of rates, cockroaches or similar pests.

Use and Occupation  13. Not to sleep or permit anyone to sleep on the premises nor to hold or permit to be held any sale by auction on the premises.

Rules and           14. To ensure that he, his employees, licensees and agents
Regulations             observe, obey and perform the Rules and Regulations
                        forming part of this lease and such further Rules and Regulations as the landlord may from time to time make and communicate to the tenant (not being inconsistent with this lease) for the safety care and cleanliness of the premises and of the building.

Insurance           15. (a) To do nothing in the building or keep anything
                            therein that would increase the insurance premium payable by the landlord on the building except with the written consent of the landlord.
                        (b) To do nothing when would make any Insurance Policy
                            void.
                        (c) To insure all plate glass.
                        (d) To pay all insurance premiums increased as a result
                            of his actions.

Indemnity           16. (a) To compensate and meet all claims of
                            i) the landlord for the loss or damage to part or whole of the premises.
                            ii) any person for the loss or of damage to his personal property, and
                            iii) any person for personal injury or death as a result of any accident or neglect or a deliberate or careless act on the premises or a breach of any condition of the lease by the tenant, his employees or agents or any person present on the premises with the consent of the tenant, his employees or agents.

                        (b) In these circumstances the tenant shall meet all
                            claims whether they are made directly against him or against the landlord. Any resultant repairs to the premises or to any other parts of the building shall be carried out at the expense of the tenant by a building approved by the landlord.

                    (Delete Condition 17 or 18 as applicable)




Rates, Taxes and    17. To reimburse the landlord immediately, when requested,
Insurance Premiums      for all increases in municipal or shire rates, water and
                        sewerage rates and land tax at the agreed percentage above the amount payable in respect of the base years noted on the front page of the lease, and all increases in insurance premiums above the amount payable at the commencement date of this lease, as are from time to time payable by the landlord in the land hereby leased is the only land owned by the landlord. All amounts mentioned in this condition shall be deemed to accrue from day to day and shall be apportioned in respect of time accordingly.
                                                 or

                    18. [Deleted]

BOTH PARTIES AGREE THAT

Unforeseen Event    19. If something happens to the premises so that the whole or a substantial part can no longer be occupied, and the parties are in no way responsible, then either party shall have the right to terminate the lease, provided written notice is given within fourteen days of the event.

Inspections         20. The landlord or his agent shall inspect the premises at the commencement of the lease and on its termination and take note of their condition including state of cleanliness, state of repair, and working order of appliances.
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Repairs             21. (a) The tenant shall have repaired in a proper way any damage to the premises resulting from neglect or a deliberate or careless act or a breach of any condition of the lease by the tenant or any person on the premises with his consent.
                        (b) Except as in Condition 21(a), the landlord shall
                            carry out without delay all reasonable repairs necessary for the tenant's ordinary use and occupation of the premises, having regard to the condition of the premises at the commencement of the lease.

Access              22. (a) The landlord shall respect the tenant's right to
                            privacy.
                        (b) The tenant shall allow access to the landlord and
                            his agent:
                            i) when it is reasonable that they or either of them should view the condition of the premises or carry out repairs, or
                            ii)  to erect 'to let' signs and to show the
                                 premises to intending tenants, after notice terminating the lease has been given, or
                            iii) to erect 'for sale' signs and to show the
                                 premises to intending purchasers, after the landlord has given the tenant notice of his wish to sell.
                        (c) The landlord shall give the tenant reasonable notice
                            of the time and date for such access. As far as possible it shall be convenient for both parties.
                        (d) The landlord may have access at any time with the
                            consent of the tenant or in the case of emergency.

                    23. (a) The tenant shall pay all reasonable costs relating to the lease, including stamp duty.
                        (b) The landlord shall pay all other costs relating to
                            his management of the premises.

Statutes            24. Each party shall observe as applicable to himself all
                        relevant statutes, statutory regulations and by-laws relating to health, safety, noise and other standards with respect to the premises.

Notices             25. Any written notice required or authorized by the lease:
                        (a) Shall be served on the tenant personally, or by pre-
                            paid post to the premises, or by being left there in the post box.
                        (b) Shall be served on the landlord by personal service
                            on him or his agent, or by pre-paid post to his or his agent's address as shown in the lease or as notified in writing, or by being left in the post box at that address.
                        (c) Shall be deemed to be served on the second week day
                            after posting, where it is sent by pre-paid post.
                        (d) May take effect on any day of the month if it
                            relates to the termination of a periodic lease, provided it gives the required length of notice.

Mitigation          26. Where there has been a breach of any of the conditions of the lease by either party, the other party shall take all reasonable steps to minimise any resultant loss or damage.

Payment after       27. (a) After a notice terminating the lease or demanding
Notice immediate possession has been given, any acceptance of or demand for rent or money by the landlord shall not of itself be evidence of a new lease with a tenant or alter the legal effect of the notice.
                        (b) Where the tenant unlawfully remains in possession
                            after the termination of the lease, the landlord is entitled, in addition to any other claim, to payments equal to the rent as compensation for the use and occupation of the premises.

Disputes            28. In any dispute or proceeding between the parties, both partes shall act reasonably and without delay and make all admissions necessary to enable the real issues to be decided.

Termination         29. (a) Where the lease has become a periodic lease from
                            month to month, either party may terminate it by giving one months written notice.
                        (b) The landlord shall have the right to re-enter the
                            premises peacefully or to continue the lease as a periodic lease from week to week:
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                            i)   Where the tenant has failed to pay rent for a
                                 period in excess of fourteen days, whether formally demanded or not; or
                            ii) Where the tenant has seriously or persistently breached any of the conditions of the lease, or
                            iii) Upon the tenant being declared bankrupt or
                                 insolvent according to law or making any assignment for the benefit of creditors or taking the benefit of any Act now or hereafter to be in force for the relief of bankrupts or insolvents. (Section 85 (l)(d) of the Conveyancing Act, 1919, as amended, is hereby varied accordingly).
                        (c) If the landlord intends to exercise his right to re-
                            enter, he shall serve the tenant with a written notice stating the reason and demanding immediate possession.
                        (d) If the landlord intends to exercise his right to
                            continue the lease as a periodic lease from week to week, he shall serve the tenant within a written notice stating the reason and informing the tenant of the variation to the lease. Upon service of the notice, the lease shall continue with all its conditions, except for the Term and Holding Over conditions, as a periodic lease from week to week which may be terminated by one week's written notice from either party.
                        (e) The landlord shall have the right to re-enter the
                            premises without giving notice, if he has reasonable grounds to believe that they have been abandoned.
                        (f) The tenant shall have the right to terminate the
                            lease if the landlord has seriously or persistently breached any of its conditions. He shall give the landlord fourteen days' written notice, indicating at the same time the nature of the breach.
                        (g) Any action by the landlord or tenant in accordance
                            with Conditions 29 (b), (c), (d), (e), or (f), shall not affect any claim for damages in respect of a breach of a condition of the lease.
                        (h) The tenant may remove his fixtures and shall remove
                            his signs provided that any damage or defacement occasioned to any part of the premises in the course of such removal shall be remedied by the tenant immediately and at his own expense. If he fails to do so the landlord may do so at the tenant's expense.
                        (i) Upon the termination or determination of the lease
                            for any cause the tenant shall promptly and peacefully give vacant possession of the premises in the condition and state of repair required by Conditions 12 and 21(a) of the lease, and at the same time hand over all keys.

Parting with        30. (a) The Tenant shall not assign or sub-let or part with
Possession                  possession of the premises or any part thereof
                            except with the written consent of the Landlord.
                        (b) The landlord shall not withhold his consent
                            unreasonably, provided that the tenant gives him fourteen days notice and the tenant pays any reasonable expenses involved in the landlord giving consent.

Cleaning            31. (a)
                        (b) [Deleted]
                        (c)

Renewal             32. (a) The tenant shall give to the landlord or his agent not more than six (6) months and not less than three
                            (3) months prior to the expiration of the term granted in this lease notice in writing if he wishes to take a renewal of the lease for the further term offered. Provided he has duly and punctually paid the rent and shall have duly performed and observed on his part all conditions and agreements contained in this lease up to the expiration of the term granted, then the landlord will at the cost of the tenant grant to him the further term at a rent which would at such time be current market rental of the premises.
                        (b) In the event of any dispute between the landlord and
                            the tenant as to such rent the rent shall be determined by the President of the Real Estate Institute of New South Wales or his appointee. The total rent is not to be less than the total rent payable just prior to the expiration of this lease and the lease shall be subject to all other conditions as are contained in this lease with the exception of the Option Condition. The costs of such rental determination shall be borne in equal shares by the parties unless otherwise agreed.

Interpretation      33. (a) The word 'agent' in context with "landlord" includes the landlord's estate agent or managing agent and any other person authorized to act on behalf of the landlord.
                        (b) The word 'landlord' includes the heirs, executors,
                            administrators and assigns of the tenant.
                        (c) The word 'tenant' includes the executors,
                            administrators and permitted assigns of the tenant.
                        (d) The word 'fixtures' includes fittings, furniture,
                            furnishings, appliances, plant, machinery and equipment.
                        (e) The word 'month' shall mean calendar month.
                        (f) Where the context permits, words expressed in the
                            singular include the plural and vice versa, words expressed in the masculine gender include the feminine, and words referring to a person include a company.
                        (g) Where two or more tenants or landlords are parties,
                            the conditions of the lease shall bind them jointly and individually.
                        (h) When this lease is signed by both parties and
                            witnessed, it is a deed at law from that time.
                        (i) Headings in the margin have been inserted to assist
                            the parties but they do not form a legal part of the lease.

Guarantor's         34. In consideration of the landlord leasing the premises to
Liability               the tenant in accordance with this lease, the Guarantors
                        for themselves and each of them and each of their executors and administrators unconditionally agree that they and each of them will be (with the tenant) jointly and severally liable to the landlord for the payment of the rent and all other moneys payable by the tenant, and also for the due performance and observance of all the terms and conditions on the part of the tenant contained or implied. AND IT IS HEREBY EXPRESSLY AGREED AND
                        DECLARED that the landlord may grant to the tenant any time or indulgence and may compound or compromise or release the tenant without releasing or affecting the liability of the guarantors.

35.0  SECURITY DEPOSIT

(1) The Lessee shall give to the Lessor prior to the commencement of this lease a Security Deposit to the amount of Three Thousand Nine Hundred Dollars ($3,900.00) (herein called "the security deposit") which shall be held by the Lessor as security for the punctual performance of the Lessee's obligations.

(2) If the Lessee defaults in the payment of rent or in performing any other obligation under the lease, the Lessor may appropriate the security deposit towards its claim against the Lessee for rent and for damages for breach of covenant.

(3) The Lessor may recover rent and damages for a breach of covenant without being limited to the security deposit.

(4) The Lessor shall repay the Lessee the Security Deposit together with all interest accrued on termination of this lease subject in the provisions of this clause.

36.0  PERIODICAL PAYMENT

The lessee shall pay rental by way of periodical payment or as otherwise instructed by the lessor or his managing agent.

37.0  PENALTY INTEREST

If any money payable by the Lessee under this lease is unpaid for fourteen (14) days after it was due, the Lessee shall pay to the Lessor interest at a rate of 20.0% per centum per annum on the unpaid amount from the date on which it was due until the date of actual payment. This interest shall be paid on demand and the Lessee shall continue in default until full payment is made. Thereafter all payments made by the Lessee to the Lessor under this lease until otherwise agreed by the Lessor shall be by bank cheque or cash. If the Lessor demands or accepts rent or other money payable by the Lessee under this lease after default by the Lessee, this demand or acceptance shall not be construed as a waiver, acceptance or release of the breach.

38.0  KEEPING FIXTURES, FITTING, ETC IN GOOD ORDER AND REPAIR

The Lessee shall keep the interior of the demised premises including the doors and windows thereof and the fixtures and carpets therein in good and tenantable repair and in a clean and sanitary condition and shall not do or suffer to be done act and or thing that might choke or otherwise damage the sewerage connections drains fittings and carpets and at the expiration or sooner determination of the occupation by the Lessee shall deliver up the premises to the Lessor in as good repair as at the commencement of the occupation by the Lessee (fair wear and tear and damage by fire excepted) with all glass unbroken and with locks doors keys windows convenience thereto belonging in good order and the ceilings wall windows doors floor coverings and carpets uninjured and undefaced.

39.0  REDECORATION

The Lessee shall as and when reasonably necessary at the termination of this lease paint with two coats of a quality paint or paper those parts of the premises previously painted or papered including but not limited to the perimeter walls, columns and ceilings in a proper and workmanlike manner and to the reasonable satisfaction of the Lessor.

40.0  PUBLIC RISK INSURANCE

The Lessee shall effect and maintain adequate Public Risk insurance in the sum of Five Million Dollars ($5,000,000) and save harmless and indemnify the Lessor from and against all damages costs actions claims and demands which may be recovered or made-against him by any clerk servant customer or invitee of the Lessee for any injury which he or she may sustain while using the demised premises.

      PLATE GLASS INSURANCE

The Lessee shall insure and during the continuance of this Lease keep insured in the joint names of the Lessor and the Lessee the plate glass in the windows and doors of the demised premises.

41.0  FIRE EVACUATION OR EMERGENCY EVACUATION

The Lessee and its staff shall co-operate with the Lessor and his agent in implementing fire evacuation procedures.

41.1  INDEMNITIES AGAINST INJURIES DURING DRILLS OR EMERGENCY EVACUATIONS

The Lessee shall indemnify and save harmless the Lessor against all claims actions costs suits and demands made by or in respect of any clerk, servant, customer or invitee of the Lessee who sustains injuries while taking part in a fire drill or an emergency evacuation.

42.0  ALTERATIONS AND ADDITIONS

The Lessee will not without the previous consent in writing of the Lessor make any alterations to additions in or to the demised premises or any part thereof other than partitioning not involving permanent fixing to walls and ceilings and in particular without limiting the generality hereof the Lessee shall not:

(i) install any fixtures partitioning equipment or appliances whether for the purpose of illumination heating cooling ventilating or air conditioning the demised premises;

(ii) in any way deface the walls ceilings partitioning floors walls or fixtures or any part of the demised premises;

(iii) bring on to the demised premises any machinery safe or other plant or equipment of such nature or size as may be likely to cause any structural or other damage to the floor coverings floors or walls or any other parts of the demised premises of the building of which the demised premises form part; and

(iv) make any such alterations or additions without first obtaining the necessary approvals of all relevant authorities and shall at least twenty-one (21) days before commencement of any work furnish to the Lessor proper plans and specifications of such work for the Lessor's approval which approval shall not be unreasonably withheld.

43.0  CLEANING

The Lessee shall at all times during the said term keep the demised premises and the windows thereof in a clean and sanitary condition and free from any accumulation of rubbish or dirt.

44.0  NO ASSIGNMENT, ETC.

Not during the continuance of this Lease to assign, transfer, demise, sub-let, part with, share the possession of, or grant any license affecting, or mortgage, charge, or otherwise deal with or dispose of the demised premises or any part thereof, or by any act or deed procure the demised premises or any part thereof to be assigned, transferred, demised, sub-let unto, shared or put into possession of any person or persons, licensed, mortgaged, charged or otherwise dealt with or disposed of unless:

(i) the Lessee give to the Lessor not less than one (1) month's notice in writing of his desire to deal with the demised premises in the manner aforesaid

(ii) the Lessee is not in default in the observance and performance of the covenants and agreements on the Lessee's part herein contained or implied;

(iii) the Lessee proposes to assign, transfer, sub-lease, or grant a license to an assignee, transferee, sub-lessee or license who:

      (a) proves to the satisfaction of the Lessor that he is a respectable, responsible and solvent person capable of adequately carrying on the business proposed to the carried on by him in the Demised Premises;

      (b) enters into a covenant with the Lessor in the form required by the Lessor that he will duly perform and keep the covenants and agreements on the Lessee's part herein contained;

      (c) furnishes to the Lessor such guarantee or guarantees of the performance of his obligations under this Lease as the Lessor shall require;

      (d) pays to the Lessor reasonable costs and disbursements associated with the granting of its consent including all legal fees, stamp duty and registration fees; and

(iv) the Lessee enters into a deed in the form required by the Lessor under which he releases the Lessor from all claims which the Lessee then has, or may thereafter have against the Lessor in respect of, or in any way arising from this Lease.

45.0  CONDITION OF PREMISES

The lessee acknowledges that they are leasing the premises in their present condition and state of repair and to this effect, relies on their own inspections, and has made their own inquiries.

46.0  STATUTORY REQUIREMENTS

The Lessee shall observe and perform at its own expense the provisions of any Act Regulation Rule Ordinance or By-Law for the time being applicable in any way to the demised premises arising from the nature of the business therein conducted by the Lessee or otherwise from the Lessee's occupation of such premises and in particular but without affecting the generality of the foregoing shall so observe and perform the provisions of the Factories and Shops Act, the Public Health Act, the Local Government Act and any Act or Acts replacing any of the said Acts and any Regulations Rules or Ordinances or By-Laws for the time being in operation under any such act as aforesaid but nothing in this covenant shall require the Lessee to carry out or meet the cost of any work of a structural nature.

47.00  CAR PARKING

 .01 The lessee shall be entitled to park two (2) motor vehicles (not in excess of 5 tonnes) at the building during the term of this lease.

 .20 The lessee shall pay $70.00 per calendar month commencing 1 September 1994 for one (1) car space of the entitled two (2) car spaces under this lease.

 .30 The lessee shall not use or permit the Car Parking Area to be used for any purpose other than for the purposes of parking motor vehicles and in particular, but without limiting the generality hereof, shall not clean, grease, oil, repair or wash any motor vehicles in the Car Parking Area.

 .40 The lessee shall not do, omit to do or permit to be done or omitted any act, matter or thing which shall be a nuisance or annoyance or obstruction to the lessor and other users, occupants or tenants of the building.

 .50 The lessee shall keep the lessor indemnified against all liability for death or injury to persons or loss of damage to property caused by any motor vehicle of any clerk, servant, customer or invitee of the Lessee brought upon the Car Parking Area and any land adjacent thereto and the lessor shall not be responsible for any injury to person, or loss of or damage to any motor vehicle parked on the Car Parking Area whilst in the course of obtaining access or egress to or from the Car Parking Area.

48.0  COSTS

The Lessee shaft on demand pay the Lessor's solicitors reasonable and proper costs and disbursements in respect of the preparation completion and registration of this Lease including Stamp Duty and registration fees.

                               SPECIAL CONDITIONS

 Special conditions forming part of this lease are to be signed by both parties and attached.

                             RULES AND REGULATIONS

1. No sign, advertisement or notice shall be inscribed or painted or affixed on any part of the outside or the inside of the premises except of such color, size and style and in such place upon or in the building as are approved in writing by the landlord. Upon request by the tenant, interior signs on glass doors and on the director tablets will be provided for him and at his expense by the landlord.

2. The tenant shall not obstruct the entrance passages, halls, staircases, or fire escapes of the premises or use them or any part of them for any purpose other than for going in and out of the premises.

3. The tenant will not obstruct or interfere with the rights of the other tenants or in any way injure or annoy them or conflict with the regulations of any public authority or with the terms of any insurance policy upon the building or its contents.

4. The tenant shall not install or position any heavy equipment or article without first obtaining the written consent of the landlord, which consent may prescribe the maximum weight and the position in which such heavy equipment or article may be placed or secured; the tenant shall make good at his expense all damage caused to the building or any part of it by the introduction, installation, presence or removal of any heavy equipment or article of which the tenant has ownership, custody or control. Before any safe or heavy article is moved into the building due notice must be given to the landlord and the moving of it in and about the building shall only be done under the supervision of the landlord or his agent.

5. In the event of any emergency or other eventuality whereby the toilets or washrooms on any floor are not available for use the landlord may temporarily withdraw the right of exclusive use of all or any of the toilet or washroom areas and services not affected so as to ensure availability of these facilities to all occupants of the building, and no rental adjustment will be made during such temporary arrangement.

6. In carrying goods or furniture in the lifts priority shall at all times be given to passenger traffic.

7. All doors and windows of the premises shall be securely fastened on all occasions when the premises are unoccupied. The landlord reserves the right for his agents, employees, servants and workmen to enter and fasten them if they are left unfastened or insecurely fastened.

      PLEASE READ THIS LEASE THROUGH CAREFULLY BEFORE AND AFTER SIGNATURE

We hereby enter into this lease and agree to all its conditions

SIGNED BY THE LANDLORD

In the presence of   ____________________________________
                              Name of Witness
                                                  /s/
                                                  ______________________________
                                                      Signature of Landlord

                     ____________________________________
                            Signature of Witness

SIGNED BY THE TENANT

In the presence of   ____________________________________
                              Name of Witness

                                                  /s/
                                                  ______________________________
                                                       Signature of Tenant
                     /s/
                     ____________________________________
                            Signature of Witness

SIGNED BY THE GUARANTOR

In the presence of   ____________________________________
                            Signature of Witness

                                                  ______________________________
                                                      Signature of Guarantor

                     ____________________________________
                            Signature of Witness

THE COMMON SEAL of

was hereunto affixed by the authority of the Board of Directors and in the presence of


______________________________
         Secretary

THE COMMON SEAL of

was hereunto affixed by the authority of the Board of Directors and in the presence of


______________________________
         Secretary

THE COMMON SEAL of

was hereunto affixed by the authority of the Board of Directors and in the presence of


______________________________
         Secretary



                           FORM OF SURRENDER OF LEASE


I, ______________________________________________________, proprietor of the lease do hereby in consideration of _______________________ surrender all my estate therein to the landlord or the other present owner of the reversion thereon expectant. In witness I have hereto subscribed my name this ________________ day of _________________, 19_____.

Signed _____________________________________

Accepted ___________________________________